EXHIBIT 99.1

KPMG US LLP

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Greenworks Lending LLC (“Greenworks”)

Nuveen CP LLC (“Nuveen CP” together with Greenworks, the “Company”)

Truist Securities, Inc.

ING Financial Markets LLC

Stifel, Nicolaus & Company, Incorporated

(together, the “Specified Parties”)

Re: PACEWELL 8 LLC – Data File and Amortization Schedules Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “CPACE 2023-1 KPMG Data Tape - Modified Asset Pool - 3.8.2023.xlsx” provided by the Company on March 8, 2023, containing information on 44 commercial property assessed clean energy assets which we were informed are intended to be included as collateral in the offering by PACEWELL 8 LLC (the “C-PACE Assets” listed in Exhibit A) as of February 28, 2023 (the “Data File”) and an electronic data file entitled “CPACE 2023-1 Expected Amort - 3.2.2023 (KPMG).xlsx” provided by the Company on March 3, 2023, containing the amortization schedule for each C-PACE Asset (the “Amortization Schedules”). Greenworks is responsible for the specified attributes identified by the Company in the Data File and Amortization Schedules.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File and Amortization Schedules. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

●	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
●	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
●	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
●	The term “Cutoff Date” means February 28, 2023.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

●	The term “Sources” means the following information provided by Greenworks:
–	For each C-PACE Asset, the following documents (as applicable): Financing Agreement, Notice of Assessment and Payment of Contractual Assessment Required, Notice of Assessment, Investment Packet, Bond Purchase Agreement, Taxable Revenue Note, Asset Sale Offering Memorandum, Indenture of Trust, Certificate of Levy and Lien, PACE Loan Agreement, CA Statewide Communities Development Authority Open PACE Program Assessment Contract, PACE Special Assessment Agreement, Energy Project Cooperative Agreement, Promissory Note, and/or Special Assessment Agreement (each, a “Financing Agreement”), PACE Summary, DSCR Calculation, Issuance Direction, PACE Transaction Summary, Closing Summary, Appraisal, Property Listing Report, Underwriting Amortization Schedule, C-PACE Financing Schedule, Funding Notice and Requisition, and/or Disbursing Agreement.
–	A schedule, which Greenworks informed us was exported from its Salesforce records, listing the date and amount of each disbursement up to the Cutoff Date for each C-PACE Asset (the “Salesforce Report”).
–	Electronic mail correspondence confirming that the C-PACE Assets had no prepayments as of the Cutoff Date (the “No-Prepayment Confirmation”).
–	A list of acceptable Property Type corresponding to the property type described in the PACE Transaction Summary or Appraisal (the “Property Type Descriptions”) included as Exhibit B hereto.
–	An electronic data file entitled “NGC Acquired Assets - Data Tape - 1.26.2023.xlsx” listing the C-PACE Assets acquired by Greenworks from other C-PACE originators (the “Acquired C-PACE Assets”) and their respective acquisition dates.
–	For each Acquired C-PACE Asset, the following documents (as applicable): Purchase and Sale Agreement, Asset Sale Agreement, or Side Letter Agreement Pursuant to PACE Financing (each, an “Acquisition Agreement”).
–	For C-Pace Asset #41, an appraisal obtained by the senior lender.
–	For C-PACE Asset #2, electronic mail correspondence detailing the capitalized interest amount to be refunded towards project costs (the “Refundable Capitalized Interest Amount”).
●	The term “Instructions” means the instructions provided by Greenworks pertaining to a procedure, attribute, or methodology, as described in the procedures below.
●	The term “Provided Information” means the Cutoff Date, Sources, and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

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I.	Data File Procedures

The procedures we were instructed by the Company to perform on the specified attributes in the Data File and the associated findings are as follows:

For each C-PACE Asset, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources or Amortization Schedules, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources information is listed in the order of priority.

Attribute	Sources / Amortization Schedules / Instructions
Building State	Financing Agreement
Project Address	Financing Agreement, PACE Transaction Summary
Taxing Entity	Financing Agreement
Property Type	PACE Transaction Summary, Appraisal, and Property Type Descriptions
DSCR	PACE Transaction Summary or DSCR Calculation
Lien to Value (LTV)

Recompute as (i) the Total Financed Amount in the Financing Agreement divided by (ii) the As-Stabilized Prospective Market Value, As-Complete Prospective Market Value, or Indicated Value, minus the cost of “Fees, Fixtures, and Equipment” (if any), listed in the Appraisal, Property Listing Report, or PACE Transaction Summary.

For C-Pace Asset #41, Greenworks informed us that they did not obtain an Appraisal and instructed to recompute LTV as (i) the Total Financed Amount in the Financing Agreement divided by (ii) an adjusted As-Is Market Value, which was the sum of the As-Is Market Value stated in the appraisal obtained by the senior lender and one half of the Project Amount in the Financing Agreement.

Debt to Value (DTV)

Recompute as

(i)                                    the sum of (a) all Secured Debts from Senior Lenders, Prorated Mortgage Outstanding, or Mortgage Balance less Seller Financing Amount (listed in the PACE Transaction Summary) multiplied by the ratio of the C-PACE Parcel Value Stabilization and Parcel Appraisal Value (listed in the Appraisal, Property Listing Report, or PACE Transaction Summary), and (b) Principal Remaining,

divided by

3

Attribute	Sources / Amortization Schedules / Instructions

(ii)                               (a) the GWL Utilized Value, or (b) the As-Stabilized Prospective Market Value, As-Complete Prospective Market Value, or Indicated Value, plus any equipment’s appraised value and tax return on additional equipment value, and, if the “Fees, Fixtures, and Equipment” were not financed by the Secured Debt from the Senior Lender, minus the cost of “Fees, Fixtures, and Equipment” in the Appraisal, Property Listing Report, or PACE Transaction Summary.

Loan Rate	Financing Agreement, Closing Summary
Loan Term	Financing Agreement, Closing Summary
Prepayment Penalty	Financing Agreement, Closing Summary
Total Financed Amount	Financing Agreement
Principal Remaining

Consider the Principal Remaining to be equal to the Total Financed Amount if the C-PACE Asset did not have any prepayments, per the No-Prepayment Confirmation, and the First Repayment Date is after the Cutoff Date.

If the First Repayment Date is before the Cutoff Date, compare Principal Remaining to the scheduled balance appearing in the Financing Agreement corresponding to the latest Repayment Date before the Cutoff Date, except for C-PACE Asset #8, for which Greenworks informed us the payments due before the Cutoff Date had not been received, and as such, the information is considered to be in agreement if the Principal Remaining is equal to the Total Financed Amount.

For the Acquired C-PACE Assets with First Repayment Date occurring before the acquisition date, compare Principal Remaining to the scheduled balance appearing in the Financing Agreement corresponding to the Repayment Date immediately following the last payment stated in the Acquisition Agreement.

Tax Bills / Year

Financing Agreement, Closing Summary

Consider the Tax Bills / Year to be “1” if the Financing Agreement requires annual installments, “2” if the Financing Agreement requires semi-annual installments, and “4” if the Financing Agreement requires quarterly installments.

First Repayment Date	The earlier of the First Principal Payment Date or the First Payment Date with Interest in the Amortization Schedules
Total Disbursed (%)	Recompute as (i) the sum of disbursement amounts listed in the Salesforce Report, divided by (ii) the Project Amount listed in the Financing Agreement, Disbursing Agreement, or Closing Summary.

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Attribute	Sources / Amortization Schedules / Instructions

Capitalized Interest to Receive

Financing Agreement, Closing Summary

For the Acquired C-PACE Assets, if the Amortization Start Date occurs before the acquisition date, or if the Financing Agreement requires Capitated Interest to be paid on the C-PACE assessment closing date, consider the Capitalized Interest to Receive to be $0.

For C-PACE Asset #2, recompute by subtracting the Refundable Capitalized Interest Amount from the Capitalized Interest amount stated in the Financing Agreement.

First Principal Payment Date	Amortization Schedules
First Payment Date with Interest	Amortization Schedules
Last Repayment Date	Amortization Schedules
II.	Amortization Schedules Procedures

The procedures we were instructed by the Company to perform on the specified attributes in the Amortization Schedules and the associated findings are as follows:

For each C-PACE Asset, we compared the specified attributes in the Amortization Schedules listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Amortization Schedules to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources information is listed in the order of priority.

Attribute	Sources / Instructions
Payment Dates	Financing Agreement, Closing Summary, Underwriting Amortization Schedule, C-PACE Financing Schedule, Funding Notice and Requisition
Interest Component corresponding to each Payment Date	Financing Agreement, Closing Summary, Underwriting Amortization Schedule, C-PACE Financing Schedule, Funding Notice and Requisition
Principal Component corresponding to each Payment Date	Financing Agreement, Closing Summary, Underwriting Amortization Schedule, C-PACE Financing Schedule, Funding Notice and Requisition
Total Payment Amount corresponding to each Payment Date	Financing Agreement, Closing Summary, Underwriting Amortization Schedule, C-PACE Financing Schedule, Funding Notice and Requisition
Principal Remaining corresponding to each Payment Date	Financing Agreement, Closing Summary, Underwriting Amortization Schedule, C-PACE Financing Schedule, Funding Notice and Requisition

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We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File and Amortization Schedules. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of Greenworks and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File, Amortization Schedules, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the C-PACE Assets, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the C-PACE Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such C-PACE Assets being securitized, (iii) the compliance of the originator of the C-PACE Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the C-PACE Assets that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
March 8, 2023

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Exhibit A

The C-PACE Assets

C-PACE Asset #	Asset Number
1	11439
2	10460
3	10234
4	10893
5	6665
6	9540
7	11017
8	9101
9	7364-1
10	7364-2
11	10325
12	7902
13	10468
14	7863
15	9660
16	11241
17	11389
18	10621
19	7710
20	9409
21	11056
22	11397
23	10932
24	11333
25	10455
26	9714
27	9959
28	10254
29	10552
30	10589
31	11016
32	10768
33	11120
34	10934
35	11014
36	10773
37	7627
38	8386
39	9837
40	9985
41	10926
42	10259
43	10323
44	8716

A-1

Exhibit B

Property Type Descriptions

Per PACE Transaction Summary or Appraisal	Acceptable Property Type
Apartments	Apartments
Behavioral Healthcare Facility	Hospitals
Car Wash	Car Wash
Condominiums	Condominiums
Educational Facilities	Educational Facilities
Extended Care Facility	Extended Care Facility
Hospitality	Hotel
Hotel	Hotel
House of Worship	Houses of Worship
Industrial	Other Light Industrial
Industrial Storage Facility	Warehouse
Industrial/Flex/Manufacturing Warehouse	Warehouse and Distribution
Industrial/Flex/Retail	Multi-Tenant Retail
Industrial-Warehouse	Warehouse
Light Industrial	Light Manufacturing
Light Manufacturing	Light Manufacturing
Medical Office	Medical Office
Mixed-Use	Multi-Tenant Retail
Mobile Home Parks	Mobile Home Parks
Multifamily	Apartments
Multi-family	Apartments
Multi-tenant office	Office
Multi-Tenant Retail	Multi-Tenant Retail
Office	Office
Other	Other Civic Properties
Other Light Industrial	Other Light Industrial
Other-Orchard	Agriculture
Private School	Educational Facilities
Residential Condo	Condominiums
Retail	Multi-Tenant Retail
Self Storage Facility	Self Storage
Self-Storage	Self Storage
Senior Housing	Senior Independent Living
Senior Housing-Memory Care	Senior Memory Care
Senior Living	Senior Assisted Living
Single Tenant Retail	Single Tenant Retail
Theaters & Concert Venues	Theaters & Concert Venues
Warehouse	Warehouse

B-1